                                 EXHIBIT 10.3

                     FIRST AMENDMENT TO CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO CREDIT AGREEMENT, made and entered into as of May 17, 1995, but effective as of March 1, 1995, (the "Effective Date"), among LAROCHE INDUSTRIES INC., a Delaware corporation ("Borrower"), BANK SOUTH, N.A., DEPOSIT GUARANTY NATIONAL BANK, and HIBERNIA NATIONAL BANK (collectively, the "Lenders"), a BANK SOUTH, N.A., in its capacity as the Agent for the Lenders ("Agent").

                                 WITNESSETH:

        WHEREAS, the Agent and the Lenders have provided Borrower with a total of $40,000,000 in loan and letter of credit facilities pursuant to a certain Credit Agreement (the "Credit Agreement"), dated as of August 17, 1994; and

        WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain terms and provisions of the Credit Agreement and to waive any Default or Event of Default occasioned by any nonconformance with said provisions prior to the time of this amendment, in accordance with Section
11.07 of the Credit Agreement; and

        WHEREAS, the Agent and the Lenders are willing so to amend the Credit Agreement upon the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

        1. Section 1.02 of the Credit Agreement is hereby amended by deleting therefrom the parenthetical clause following the word "thereto" beginning in the ninth line thereof.

        2. Section 8.05 of the Credit Agreement is hereby amended by deleting the amount "$3,500,000" where it occurs in the final proviso of said Section
8.05 and substituting for such amount the amount of "$6,000,000".

        3. The Agent and the Lenders hereby fully, finally and forever waive any Default or Event of Default which may have been occasioned by the nonconformance, if any, by Borrower with any of the provisions amended hereby prior to the Effective Date.

        4. All terms and conditions of the Credit Agreement not amended hereby shall continue in full force and effect. All subsequent references to the Credit Agreement contained in any of the Credit Documents shall be deemed to refer to the Credit Agreement as amended hereby. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

        5. Borrower hereby represents and warrants that, as of the date hereof, giving effect to the amendments contained herein, no Default or Event of Default exists.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in their behalf as of the date first above stated.


                                        BORROWER:

(CORPORATE SEAL)                        LAROCHE INDUSTRIES, INC.


Attest:                                 By: /s/ Felix J. Prinzo
                                            --------------------------------
                                            Felix J. Prinzo, Senior Vice
/s/ Richard P. Sehring                          President and Chief Financial
--------------------------                      Officer
Title: Assistant Secretary



                                        LENDERS:

                                        BANK SOUTH, N.A.


                                        By: /s/ W. Tompkins Rison, Jr.
                                           ----------------------------------
                                           Title: CBO
                                                 ----------------------------

                                        DEPOSIT GUARANTY NATIONAL
                                          BANK



                                        By: /s/ Gregory A. Moore
                                           ----------------------------------
                                           Title: Vice President
                                                 ----------------------------


                                        HIBERNIA NATIONAL BANK


                                        By: /s/ Colleen B. Smith
                                           ----------------------------------
                                           Title: Banking Officer
                                                 ----------------------------


                                        AGENT:

                                        BANK SOUTH, N.A., as Agent


                                        By: /s/ W. Tompkins Rison, Jr.
                                           ----------------------------------
                                           Title: CBO
                                                 ----------------------------




                                      2